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                                                                    EXHIBIT 10.1


                         UNIVERSAL DETECTION TECHNOLOGY

                              --------------------

                                      FORM

                            DEBT CONVERSION AGREEMENT

                              --------------------


NOTEHOLDER:
NOTE AMOUNT:                     $____
OUTSTANDING PRINCIPAL:           $____
INTEREST RATE:                    ___%
DATE OF NOTE:                     ____
MATURITY:                         ____
ACCRUED INTEREST:                $____
                           __________________________

[Date]

                                    AGREEMENT

This Agreement (the "Agreement") is entered into by and between Universal Detection Technology (the "Issuer") and [NAME](the "Noteholder") on the date first shown above. The Noteholder confirms that pursuant to the note dated _________ (the "Note") in the principal amount of $_______ with an interest rate of __% per annum and a maturity date of _______, the Issuer owes the Noteholder a balance of $____ including principal and accrued interest as of ----.

The Noteholder further agrees to convert the following amount of principal and interest (the "Conversion Amount") due under the Note into shares of common stock of the Issuer ("Shares"), no par value, at the price stated below. The parties anticipate that the Shares will be eligible for resale pursuant to Rule 144.

PRINCIPAL BEING CONVERTED:                      $_____
INTEREST BEING CONVERTED:                       $_____
CONVERSION PRICE:                               $_____
NUMBER OF SHARES TO BE ISSUED:                  ______

The Noteholder is surrendering for conversion that portion of the principal and interest due under the Note represented by the Conversion Amount and is not furnishing any other or additional consideration to the Issuer. The Noteholder hereby waives, releases, relinquishes and discharges the Issuer of any and all claims and causes of action it now has or that may hereafter arise with respect to the Conversion Amount and agrees to accept the Shares as full satisfaction thereof. No claims are reserved with respect to the Conversion Amount, and the Noteholder expressly waives any and all rights related thereto, except for those provided for herein, that it may have under the provisions of California Civil Code Section 1542, which provides:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

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The Noteholder acknowledges and agrees that this Agreement and the waiver set forth herein are valid and binding on the Noteholder in accordance with the terms hereof. The Noteholder represents and warrants that:

         o It has the requisite authority to execute and deliver this Agreement and that the person executing and delivering this Agreement has been duly authorized by the Noteholder to do so;

         o It is not, and has not been for the three months preceding the date hereof, an affiliate of the Issuer and will not hold more than 10% of the issued and outstanding Shares upon consummation of the conversion contemplated hereby; and

         o It has not assigned or transferred, or purported to assign or transfer, the Note or any right or claim in connection therewith to any other person.

This Agreement shall be governed by the laws of the State of California, without regard to the conflict of laws principles thereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be modified or amended except by a writing signed by both parties hereto. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

Agreed to and accepted by:

UNIVERSAL DETECTION TECHNOLOGY                          NOTEHOLDER



-------------------------                               ------------------------
By: Jacques Tizabi, CEO


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